UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

BASSET ENTERPRISES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

BASSET ENTERPRISES, INC.

P.O. Box 110310

Naples, Florida 34108-0106

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about August 13, 2008 (the “Mailing Date”) to the shareholders of record, as of July 31, 2008 (the “Record Date”), of Basset Enterprises, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Nevada corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of a majority of our shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about September 3, 2008 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

The Company enacted a one-for-fifteen reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the reverse stock split. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of a majority of the shareholders of the Company:

(1)

The Company enacted a one-for-two reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on July 31, 2008 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on July 31, 2008, are entitled to notice of the foregoing action to be effective on or about September 3, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through their ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Nevada Revised Statutes which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities.

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

By Order of the Board of Directors,

/s/ Cosmo Palmieri
Cosmo Palmieri, Director

July 31, 2008

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Basset Enterprises, Inc. (hereinafter referred to as “we,” “us,” “our,” “Basset” or the “Company”) was incorporated under the laws of the State of Nevada on June 4, 1999.  To date, the Company’s only activities have been organizational ones, directed at developing its business plan and raising its initial capital.

The Company is currently a "shell" company with no or nominal operations and no or nominal assets. The Company’s current business plan is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Cosmo Palmieri	49	President, Chief Financial Officer, and Director
Jose Acevedo	48	Director, Secretary

Biographical Information

Cosmo Palmieri – Cosmo Palmieri is 49 years old.  Mr. Palmieri serves as our President, Chief Financial Officer and a Director.  In addition to his work for the Company, Mr. Palmieri is the owner and president of Sendero Development, Inc. in Austin, Texas, which develops residential subdivisions and high-end homes. He oversees all of the building and business aspects of Sendero Development, Inc.  Mr. Palmieri  graduated from the University of Texas at Austin in 1993 with a B.A. Degree in Economics.

Jose Acevedo – Jose Acevedo is 48 years old and holds a Bachelor's degree in finance from Trinity University.  Mr. Acevedo serves as a director and our secretary.  In addition to the work he performs for the Company, Mr. Acevedo is currently a Supervisor in a State run detention facility.  Mr. Acevedo was employed by Manufacturers Hanover Trust Company from 1977 through 1999.  During that period, Manufacturers Hanover Trust merged with Chemical Bank, and subsequently Chase Manhattan Bank, to become the nation's largest bank.  At Chase Manhattan, Mr. Acevedo held a management position where he managed portfolios valued at $34 million dollars.  From 1999 to 2005 Mr. Acevedo was a free-lance corporation consultant.

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 31, 2008, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Name and Address	Number of Shares Owned Beneficially	Percent of Class Owned
Cosmo Palmieri (1) P.O. Box 110310 Naples, Florida 34108-0106	0	0.0%
Jose Acevedo (1) 312 E 206th St #H Bronx, NY 10467	750	0.04%
Mid-Continental Securities Corp. P.O. Box 110310 Naples, Florida 34108-0106	969,100	49.3%
Gary Yankelowitz 645 5th Avenue New York, NY 10022	905,500	46.1%
All directors and executive officers (2 persons)	750	0.04%

 (1) This person is listed as an officer, a director, or both, of the Company.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 1,965,200 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholders are the record and beneficial owners of 1,019,100 shares of the Company’s common stock, which represents approximately 51.9% of the total number of Voting Shares. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting shareholders voted in favor of the action described herein in a written consent, dated July 31, 2008.  No consideration was paid for the consent. The consenting shareholders’ name, affiliations with the Company and beneficial holdings are as follows:

Name	Affiliation	Amount of Beneficial Ownership
Mid-Continental Securities Corp. P.O. Box 110310 Naples, Florida 34108-0106	Beneficial Owner	969,100
Joseph H. Dowling 15270 Burnaby Dr. Naples, FL 34110	Beneficial Owner	50,000

REVERSE STOCK SPLIT

Material Terms of the One-For-Two Reverse Stock Split

Our Board of Directors and the consenting majority shareholders have adopted and approved resolutions to effect a one-for-fifteen (1-for-15) reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”). The Board of Directors, management, and the consenting majority shareholders believe that the Reverse Split is in the best interests of the Company and its stockholders because they believe the Reverse Split will make the Company a more desirable and attractive candidate for the completion of a business combination with a company with an operating business.

The immediate effect of the Reverse Split will be to reduce the total number of outstanding shares of the Company’s common stock from 1,965,200 to approximately 131,014 shares presently issued and outstanding. The Reverse Split will affect all of the holders of all classes of the Company’s common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.  The Reverse Split will not cause a reduction in the Company’s 50,000,000 shares of authorized common stock.

The Reverse Split will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the Reverse Split cannot be effective until at least twenty (20) calendar days after the Mailing Date.

No fractional shares will be issued for any fractional share interest created by the Reverse Split; shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

All share certificates which are in existence as of the close of business on the Effective Date, representing issued and outstanding shares of common stock of the Corporation, shall, until surrendered to the Corporation's transfer agent for cancellation, represent one share of the Corporation’s common stock for each two shares previously specified thereon.  The Corporation’s transfer agent is: Manhattan Transfer Registrar Company, P.O. Box 756, Miller Place, NY 11764; 631-928-7655.  Email: www.streettransfer.com

Dissenter’s Rights

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above-described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Cosmo Palmieri, at P.O. Box 110310, Naples, Florida, 34108-0106. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2007 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at P.O. Box 110310, Naples, Florida, 34108-0106. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

By Order of the Board of Directors,

/s/ Cosmo Palmieri
Cosmo Palmieri, Director

July 31, 2008